UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2008

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)



--------------------------------------------------------------------------------
             Nevada                  000-49735              87-0642947
             ------                  ---------              ----------
 (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)


--------------------------------------------------------------------------------

                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)

--------------------------------------------------------------------------------

       Registrant's telephone number, including area code: (408) 636-1020

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240. 14.a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240. 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01    Other Events.

             The Intraop Medical Corporation annual meeting of stockholders will be held on April 23, 2008. The record date for determining stockholders entitled to notice of and vote at the annual meeting of stockholders will be the close of business on March 7, 2008. Our proxy statement and annual report will be mailed to stockholders on or about March 24, 2008.

             Stockholders who wish to submit a proposal to be included in our proxy statement for consideration at our 2008 annual meeting, may do so by following the procedures prescribed in the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and proxy materials, we must receive such proposal no later than March 14, 2008.

             If a stockholder intends to present a proposal at our 2008 annual meeting, but does not intend to have it included in our 2008 proxy statement, such proposal must be delivered to the Secretary of Intraop Medical Corporation no later than April 9, 2008.


                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTRAOP MEDICAL CORPORATION


Date: February 20, 2008              By: /s/ Howard Solovei
                                         ------------------
                                         Howard Solovei
                                         Chief Financial Officer